Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to the annual report of American Building Control, Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Chris T. Sharng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) This Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) The information contained in this Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRIS T. SHARNG Chris T. Sharng Chief Financial Officer May 14, 2003